INVESCO actively managed EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED september 7, 2023 TO THE PROSPECTUSES
DATED february 28, 2023, OF:
Invesco Variable Rate Investment Grade ETF (VRIG)
(the “Fund”)
Effective immediately, the Fund’s Summary Prospectus and Statutory Prospectus are revised as described below.
1.  The following information replaces in its entirety the table appearing in the section titled “Portfolio Managers” of the Summary Prospectus and in the section titled “Summary Information – Portfolio Managers” of the Statutory Prospectus:
Name	Title with Sub-Adviser/ Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Head of Equities and Director of Portfolio Management of the Adviser; Vice President of the Trust	September 2016

Philip Armstrong	Portfolio Manager (Lead) of the Sub- Adviser	September 2016

Kevin Collins	Portfolio Manager of the Sub-Adviser	September 2023

David Lyle	Portfolio Manager of the Sub-Adviser	September 2023

Brian P. Norris	Portfolio Manager of the Sub-Adviser	September 2016

2.  The following information replaces in its entirety the information appearing in the section titled “Management of the Fund – Portfolio Managers” of the Statutory Prospectus:
The Adviser and Sub-Adviser each use teams of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser’s and Sub-Adviser’s extensive resources. In this regard, Peter Hubbard, Philip Armstrong, Kevin Collins, David Lyle and Brian Norris (the "Portfolio Managers") are jointly and primarily responsible for the day-to-day management of the Fund.
Investment decisions for the Fund are made by investment management teams at the Adviser and Sub-Adviser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his or her authority for risk management and compliance purposes that the Adviser or Sub-Adviser believes to be appropriate.
•
Peter Hubbard, Director of Portfolio Management of the Adviser, has been responsible for the management of the Fund since September 2016. He has been responsible for the management of certain Funds in the Invesco family of ETFs since June 2007 and has been associated with the Adviser since 2005.
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Philip Armstrong, Lead Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since September 2016 and has been associated with the Sub-Adviser and/or its affiliates since 2015.
•
Kevin Collins, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since September 2023 and has been associated with the Sub-Adviser and/or its affiliates since 2007.

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David Lyle, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since September 2023 and has been associated with the Sub-Adviser and/or its affiliates since 2006.
•
Brian P. Norris, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since September 2016 and has been associated with the Sub-Adviser and/or its affiliates since 2001.
The Fund's SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.
Please Retain This Supplement For Future Reference.
VRIG-SUMSTAT-SUP 090723